SECURITIES and EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of theSecurities
Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
April 23, 2004

Tengasco, Inc.(Exact
Name of Registrant as specified in its charter)

Commission File Number 0-20975

Tennessee
(State or other jurisdiction of incorporation or organization)

87-0267438
(I.R.S. Employer Identification No.)

603 Main Avenue, Suite 500, Knoxville, Tennessee 37902
(Address of Principal Executive Office)

(865)523-1124
(Registrant’s Telephone number)

Item 5. Other Events and Regulation FD Disclosure.

On April 23, 2004 Tengasco, Inc. (the “Company”) issued a press release announcing resumption of drilling in the Swan Creek Field. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

99.1 Press Release issued by Tengasco, Inc. on April 23, 2004

         SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: April 23, 2004

         Tengasco, Inc.

By: /s/RICHARD T. WILLIAMS Richard T. Williams Chief Executive Officer